Exhibit 10.9(iii)
                                                               -----------------


                            SATISFACTION OF JUDGMENT


STATE OF MINNESOTA
                                                                  DISTRICT COURT
COUNTY OF RAMSEY
                                                       SECOND JUDICIAL DISTRICCT
--------------------------------

Vincent E. Eilers,
                                                  Court File No. 62-CX-96-012764
Plaintiff,

Vs.
                                                        SATISFACTION OF JUDGMENT
USA Sunrise Beverages, Inc., and
Omar Barrientos,

Defendants

--------------------------------

Vincent E. Eilers, the judgment creditor, hereby certifies that the judgment entered and docketed in the above-named court action on July 7, 1998, in favor of Plaintiff and against the Defendant Omar Barrientos has been fully satisfied. The Court Administrator is hereby authorized to satisfy the judgment.

January 19, 2004

BRIGGS AND MORGAN, PA

By:  /s/ Bryant D. Tchida
-------------------------
Patrick S. Williams (#196502)
Mathew A. Slaven (#288226)
Bryant D. Tchida (#314298)
W-2200 First National Bank Building
332 Minnesota Street
Saint Paul, Minnesota 55101
(651) 808-6600

ATTORNEYS FOR PLAINTIFF VINCENT E. EILERS